SMARTLINX VOIP NETWORKS PRIVATE LIMITED

FINANCIAL STATEMENTS
(Expressed in United States Dollars)

MARCH 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of
Smartlinx VoIP Networks Private Limited

We have audited the accompanying balance sheets of Smartlinx VoIP Networks Private Limited as at March 31, 2009 and 2008 and the related statements of operations, stockholders' deficiency and cash flows for the years ended March 31, 2009 and 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at March 31, 2009 and 2008 and the results of its operations and its cash flows for the years ended March 31, 2009 and 2008 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficit as of March 31, 2009. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

"DAVIDSON & COMPANY LLP"

Vancouver, Canada	Chartered Accountants
October 7, 2009

1200 - 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, BC, Canada, V7Y 1G6
Telephone (604) 687-0947 Fax (604) 687-6172

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
BALANCE SHEETS
(Expressed in United States Dollars)
YEAR ENDED MARCH 31

	2009	2008

ASSETS
Current assets
Cash (Note 3)	$5,669	$3,893
Receivables	2,631	3,471
Total current assets	8,300	7,364
Deposit (Note 3)	9,584	-
Equipment, net of accumulated amortization (Note 4)	8,789	10,189
Total assets	$26,673	$17,553

LIABILITIES AND SHAREHOLDER’S DEFICIENCY
Current liabilities
Accounts payable and accrued liabilities	$4,916	$5,080
Related party loan (Note 5)	123,134	-
Total current liabilities	128,050	5,080
Related party loan (Note 5)	-	103,817
Total liabilities	128,050	108,897
Shareholder’s deficiency (Note 6)
Common stock, Indian Rupees 10 par value, 15,000,000 shares
Authorized. Issued and outstanding 10,000 common shares
(March 31, 2008 – 10,000 common shares)	2,223	2,223
Additional paid in capital	10,540	3,163
Accumulated other comprehensive income	20,466	(4,885)
Deficit	(134,606)	(91,845)
	(101,377)	(91,344)
Total liabilities and shareholder’s deficiency	$26,673	$17,553

Nature of operations and going concern (Note 1)
Commitments (Note 8)

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENTS OF OPERATIONS
(Expressed in United States Dollars)
YEAR ENDED MARCH 31

	2009	2008

OPERATING REVENUES
Telephone services	$17,215	$18,330
Customer equipment	9,651	-
	26,866	18,330

OPERATING EXPENSES
Direct cost of telephone services	14,203	16,381
Direct cost of customer equipment	3,110	-
Selling, general and administrative	14,733	16,926
Personnel costs	28,454	30,213
Amortization	1,751	1,949
	62,251	65,469

Operating loss	(35,385)	(47,139)
Interest expense	7,376	3,163
Net loss for the year	(42,761)	(50,302)
OTHER COMPREHSIVE INCOME (LOSS)
Foreign currency translation adjustment	25,351	(4,885)

COMPREHENSIVE LOSS	$(17,410)	$(55,187)

Basic and diluted net loss per share	$(4.28)	$(5.52)

Weighed average number of common shares outstanding	10,000	10,000

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENT OF STOCKHOLDERS’ DEFICIENCY
(Expressed in United States Dollars)
YEAR ENDED MARCH 31

			Additional	Comprehensive
	Number of	Share	Paid in	Income
	Shares	Capital	Capital	(loss)	Deficit	Total

At March 31, 2007	10,000	$2,223	$-	$-	$(41,543)	$(39,320)

Interest expense	-	-	3,163	-	-	3,163
Cumulative translation
adjustment	-	-	-	(4,885)	-	(4,885)
Net loss for the year	-	-	-	-	(50,302)	(50,302)

At March 31, 2008	10,000	$2,223	$3,163	$(4,885)	$(91,845)	$(91,344)

Interest expense	-	-	7,377	-	-	7,377
Cumulative translation
adjustment	-	-	-	25,351	-	25,351
Net loss for the year	-	-	-	-	(42,761)	(42,761)

At March 31, 2009	10,000	$2,223	$10,540	$20,466	$(134,606)	$(101,377)

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
STATEMENTS OF CASH FLOWS
(Expressed in United States Dollars)
YEAR ENDED MARCH 31

	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Loss for the year	$(42,761)	$(50,302)
Adjust for non-cash items:
Amortization	1,751	1,949
Interest expense	7,377	3,163
Changes in non-cash working capital items:
Increase in receivables	(110)	(2,435)
Increase accounts payable and accrued liabilities	1,294	6,100
Net cash used in operating activities	(32,449)	(41,525)

CASH FLOWS FROM INVESTING ACTIVITIES
Equipment purchases	(2,868)	(580)
Purchase of deposit	(10,760)	-
Net cash used in investing activities	(13,628)	(580)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in unsecured loans	49,101	43,358

Effect of exchange rate on cash	(1,248)	223

Increase in cash for the year	1,776	1,476

Cash, beginning of year	3,893	2,417

Cash, end of year	$5,669	$3,893

Cash paid during the year for interest	$-	$-

Cash paid during the year for income taxes	$-	$-

Supplemental disclosure with respect to cash flows

During the year ended March 31, 2009 the Company:

 a) Accrued interest expense of $7,377 (2008 - $3,163) on the related party loan as additional paid in capital.

There were no other significant non-cash transactions for the years ended March 31, 2009 and 2008.

The accompanying notes are an integral part of these financial statements.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

1.	NATURE OF OPERATIONS AND GOING CONCERN

Smartlinx VoIP Networks Limited (“Smartlinx” or the “Company”) is incorporated under the Companies Act of India. The Company’s business has been to provide support services to a related party who provides broadband Voice over Internet Protocol (“VoIP”) telephone services. The Company has also been selling the equipment related to the VoIP telephone services. All of the Company’s current operations are in India.

These financial statements have been prepared with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. However, certain conditions noted below raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern. The Company has incurred operating losses since its inception and has an accumulated deficit at March 31, 2009 of $134,606. The primary source of funds to date has been through related party loans from Nettlinx Limited (“Nettlinx”) (Note 5). Continued operations of the Company are dependent on additional financings and to generate profitable operations in the future as a result of the share exchange described below.

On August 20, 2009, the Company entered in to a Share Purchase Agreement (the “Share Purchase Agreement”) with Cignus Ventures Inc. (“Cignus”), Smartlinx Acquisition Corp. (“Cignus Sub”), David K. Ryan, the sole executive officer and director of Cignus, and Citiglobal Ltd. (“Citiglobal”), the sole shareholder of the Company. Under the terms of the Share Purchase Agreement, Citiglobal has agreed to transfer all of the issued and outstanding shares of the Company to Cignus Sub. In consideration of all of the shares of the Company, Cignus has agreed to issue to Citiglobal 3,250,000 shares of its common stock and warrants to acquire 4,250,000 shares of its common stock at an exercise price of $0.02 per share for a period of two years from the date of issuance. As additional consideration, Mr. Ryan has agreed to transfer 10,000,000 shares of common stock owned by him to Citiglobal for an aggregate purchase price of $10,000.

2.	SIGNIFICANT ACOCUNTING POLICIES

The financial statements of the Company have been prepared in conformity with generally accepted accounting principles in the United States of America and are stated in U.S. dollars. The significant accounting policies adopted by the Company are as follows:

Basis of preparation

The accompanying Financial Statements are reported in US Dollars (USD). The Indian Rupee (INR) is the functional currency for the Company. The translation of the functional currency into USD is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using weighted average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as accumulated other comprehensive income, a separate component of shareholder’s equity.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Foreign currency translation

Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gain or losses resulting from foreign currency transactions are included in the statement of operations.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Theses estimates are based on information available as of date of the financial statements. Actual results, therefore, could differ from those estimates. There were no significant estimates for the years presented.

Cash and cash equivalents

The company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents. Cash and claims to cash that are restricted as to withdrawal or used in ordinary course of business are classified as restricted cash and cash equivalents under other current assets.

Receivables

Receivables are primarily amounts due from customers. They are stated at their estimated net realizable value. No allowance has been provided for the receivables as of March 31, 2009 and 2008.

Equipment

Equipment is stated at historical cost, less accumulated amortization; however these are re-stated in USD using the closing exchange rate.

Equipment costing less than US $100 are depreciated fully in the year of purchase. Amortization is provided on a straight line basis at the following rates:

Computer Equipment – 20%
Furniture & Fixtures – 5%

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future consequences attributable to differences between financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Revenue recognition

Operating revenues consists of telephony support services revenues and customer equipment (which enables the telephony services). The point in time at which revenues are recognized is determined in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition, and Emerging Issues Task Force Consensus No. 01-9, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products) (“EITF No. 01-9”). Revenues are recorded as follows:

Telephony support services revenue

The Company provides support services to Nettlinx that earns telephony service revenues. The support services is a fixed monthly fee and is recognized at the end of each month once the service has been provided and collection is reasonably estimated.

Customer equipment

Customer equipment consists of revenues from sales of equipment directly to customers, and is earned once the equipment has been delivered, and collection is reasonably estimated.

Direct cost of telephony services

Direct costs of telephony services consists of personnel costs. For the year ended March 31, 2009, these personnel costs amounted to $14,203 (March 31, 2008 - $16,381).

Direct cost of computer equipment

Direct cost of computer equipment consists of the original purchase price of the equipment.

Fair value of financial instruments

The Company's financial instruments consist of cash, receivables, deposit, accounts payable and accrued liabilities, and related party loan. The Company’s financial instruments are exposed to currency risks as they are denominated in Indian Rupees. The related party loan has a fixed interest rate term, and accordingly the Company does not believe it has significant interest rate risk. The Company’s deposit is with a major Indian bank and has a fixed interest rate of 8% and matures on February 14, 2012. The Company believes its credit risk is low as it maintains cash in reputable banks in India, and monitors its receivables regularly. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

The Company measures the fair value of financial assets and liabilities based on the guidance of SFAS No. 157, “Fair Value Measurements,”which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Company adopted the provisions of SFAS No. 157 for financial assets and liabilities, as well as for any other assets and liabilities that are carried at fair value on a recurring basis as well as for non-financial assets and liabilities that are required to be measured at fair value. The adoption of the provisions of SFAS No. 157 did not materially impact the Company’s financial position and results of operations.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Fair value of financial instruments (cont’d…)

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS No. 157 describes three levels of inputs that may be used to measure fair value:

Level 1 – quoted prices in active markets for identical assets or liabilities
Level 2 – quoted prices for similar assets and liabilities in active markets or inputs that are observable
Level 3 – inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The Company’s cash and deposit are classified within Level 1 of the fair value hierarchy because it is valued using quoted market prices in active markets.

Net income (loss) per share

Basic net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock. As of March 31, 2009 and 2008, there were no potentially dilutive securities outstanding.

Comprehensive income (loss)

The Company has adopted SFAS 130 “Reporting of Comprehensive Income,” which establishes guidelines for the reporting and display of comprehensive income (loss) and its components in financial statements. Comprehensive income (loss) includes foreign currency translation adjustments.

Recoverability of long lived assets

US GAAP requires that the recoverable amount of an asset, including equipment, should be estimated whenever there is an indication that the asset may be impaired. The company, at each balance sheet date and whenever indications of impairment arise, evaluates the recoverability of the carrying amount of its long lived assets through an assessment of the estimated future undiscounted cash flows related to those assets. In the event that assets are found to be carried at amounts, which are in excess of estimates gross future cash flows, the carrying value of the related asset or group of assets is reduced by which the carrying value exceeds the fair value.

Recent accounting pronouncements

In November 2007, the Financial Accounting Standards Board (“FASB”) ratified Emerging Issues Task Force Issue No. 07-1, “Accounting for Collaborative Arrangements,” (“EITF 07-1”) which definescollaborative arrangements and establishes reporting and disclosure requirements for such arrangements. EITF 07-1 is effective for fiscal years beginning after December 15, 2008. The adoption of EITF 07-1 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Recent accounting pronouncements (cont’d…)

In June 2008, the FASB ratified Emerging Issues Task Force Issue No. 07-5, “Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions. It also clarifies the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The adoption of EITF 07-5 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

In April 2009, the FASB issued FASB Staff Position FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides significant guidance for determining when a market has become inactive as well as guidance for determining whether transactions are not orderly. FSP 157-4 also provides guidance on the use of valuation techniques and the use of broker quotes and pricing services. It reiterates that fair value is based on an exit price and also that fair value is market-driven and not entity-specific. FSP 157- 4 applies to all assets and liabilities within the scope of SFAS No. 157. FSP 157-4 is effective for all interim and annual periods ending after June 15, 2009. The adoption of FSP 157-4 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

In April 2009, the FASB issued FASB Staff Position FAS 115-2, FAS 124-2 and EITF 99-20-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP 115-2”). FSP 115-2 provides guidance related to determining the amount of an other-than-temporary impairment (OTTI) of debt securities and prescribes the method to be used to present information about an OTTI in the financial statements. FSP 115-2 is effective for all interim and annual periods ending after June 15, 2009. The adoption of FSP 115-2 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

In April 2009, the FASB issued FASB Staff Position FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” (“FSP 107-1”), which increases the frequency of fair value disclosures to a quarterly basis instead of an annual basis. The guidance relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet at fair value. FSP 107-1 is effective for interim and annual periods ending after June 15, 2009. The adoption of FSP 107-1 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

In June 2009, the FASB issued SFAS No. 165, Subsequent Events. SFAS No. 165 provides guidance as to the period after the balance sheet date during which management must evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity must make about events or transactions that occurred after the balance sheet date. SFAS No. 165 is effective for periods ending after June 15, 2009. The adoption of SFAS No. 165 did not have a material effect on the Company’s results of operations, financial position, and cash flows.

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

2.	SIGNIFICANT ACOCUNTING POLICIES (cont’d…)

Recent accounting pronouncements (cont’d…)

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,” and establishes the FASB Accounting Standards CodificationTM as the source of authoritative accounting guidance under U.S. GAAP. The rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. SFAS No. 168 is effective for periods ending after September 15, 2009. The Company does not expect SFAS No. 168 to have a material effect on its results of operations, financial position, and cash flows.

3.	CASH

Cash consist of:

	March 31,	March 31,
	2009	2008

Cash on hand	$2,076	$2,750
Cash at bank	3,593	1,143

	$5,669	$3,893

Restricted cash and cash equivalents

The Company does not have any cash and cash equivalents that are pledged with any authority or institution and are restricted for use. The Company currently has a deposit with an Indian bank for 500,000 ($9,584) Rupees with 8% interest, which matures on February 13, 2012.

4.	EQUIPMENT

		Accumulated
	Cost	Amortization	Net

2009
Computer equipment	$11,805	$3,532	$8,273
Furniture and fixtures	575	59	516

Total	$12,380	$3,591	$8,789

2008
Computer equipment	$12,094	$2,616	$9,478
Furniture and fixtures	752	41	711

Total	$12,846	$2,657	$10,189

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

5.	RELATED PARTY LOAN AND TRANSACTIONS

During the year ended March 31, 2009 the Company has entered into transactions with Nettlinx as follows:

	March 31,	March 31,
	2009	2008

Sales to Nettlinx and its customers	$26,866	$18,330
Unsecured loan from Nettlinx	123,134	103,817

The Unsecured loan from Nettlinx is a line of credit of up to 10,000,000 Rupees. As of March 31, 2009 6,423,910 Rupees were drawn from the line of credit (March 31, 2008 – 4,142,285). The loan bore an interest rate of 6% per annum and was payable at the end of the term, which is November 18, 2009. Nettlinx waived the required payment of interest for the years presented. The Company has accounted for the interest expense as a shareholder contribution and is included in additional paid in capital as of March 31, 2009 and 2008.

The Company has reviewed its related party transactions and balances and has concluded that these transactions are measured at the exchange amounts and under normal commercial terms and that the transactions would have been the same had the parties been non-related.

6.	SHAREHOLDER’S DEFICIENCY

The Company is authorized to issue 15,000,000 common shares of 10 Rupees par value common stock. Each holder of common stock has the right to one vote. Shares of common stock are not subject to any redemption or sinking fund provisions, nor do they have any preemptive, subscription or conversion rights. Holders of common stock are entitled to receive dividends whenever funds are legally available and when declared by the board of directors, subject to the prior rights of holders of all classes of stock outstanding having priority rights as to dividends. No dividends have been declared or paid as of March 31, 2009 and 2008.

The Company has to date issued 10,000 common shares at the par value of 10 Rupees per common share.

7.	INCOME TAXES

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	2009	2008
Loss for the year	$(42,761)	$(50,302)
Expected income tax recovery at statutory rates	$(14,539)	$(17,103)
Unrecognized benefits of non-capital losses	14,539	17,103
Total income taxes	$-	$-

SMARTLINX VOIP NETWORKS PRIVATE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(Expressed in United States Dollars)
MARCH 31, 2009 AND 2008

7.	INCOME TAXES (cont’d…)

Details of future income tax assets are as follows:

	2009	2008
Future income tax assets:
Non-capital losses available for future periods	$31,642	$17,103
Valuation allowance	(31,642)	(17,103)
Net future income tax assets	$-	$-

Subject to certain restrictions, the Company has operating losses of approximately $93,000 available to reduce taxable income of future years. Unless utilized, these losses will expire through 2029.In assessing the realizability of deferred tax assets; management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

8.	COMMITMENTS

During the year ended March 31, 2009 the Company entered into an agreement with Bharat Sanchar Nigam Limited (“BSNL”), a government of India enterprise whereby the Company will provide Video Tutor Services (“VTS”) to broadband subscribers of BSNL. Under the terms of the agreement, the Company is entitled to 60% of the gross revenues earned and BSNL will receive 40%. For the years presented, no revenues were earned from VTS.